SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016

SCOTT’S LIQUID GOLD-INC.

(Exact name of Registrant as specified in its charter)

Colorado	001-13458	84-0920811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4880 Havana Street, Suite 400, Denver, CO	80239
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No.1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Scott’s Liquid Gold-Inc. (the “Company”) with the Securities and Exchange Commission on July 7, 2016 (the “July Form 8-K”). The July Form 8-K reported under Item 2.01 that the Company, through its wholly owned subsidiary Neoteric Cosmetics, Inc. (“Neoteric”), had completed the acquisition from Ultimark Products, Inc. (“Ultimark”) of all intellectual property assets and certain related assets owned by Ultimark as well as inventory of finished goods owned by Ultimark used in connection with the manufacture, sale and distribution of the Prell®, Denorex® and Zincon® brands of hair and scalp care products (the “Acquired Brands” and such acquisition, the “Acquisition”).

This Form 8-K/A provides the financial statements and pro forma financial information related to the Acquisition as required by Item 9.01 of Form 8-K. No other modifications to the July Form 8-K are being made by this Form 8-K/A. The information previously reported in or filed with the July Form 8-K is hereby incorporated by reference to this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a)(1)  Financial Statements of Businesses Acquired.

The audited financial statements of the Acquired Brands of Ultimark as of and for the years ended December 31, 2015 and 2014, and the accompanying notes thereto, and the unaudited financial statements of the Acquired Brands of Ultimark as of June 30, 2016 and for the six months ended June 30, 2016 and 2015, and the accompanying notes thereto, are attached hereto as Exhibit 99.1 and are incorporated by reference into this Form 8-K/A.

(b)(1)  Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2015 and for the six months ended June 30, 2016, and the accompanying notes thereto, that give effect to the Acquisition are attached hereto as Exhibit 99.2 and are incorporated by reference into this Form 8-K/A.

(d)  Exhibits.

Exhibit No.	Exhibit Description

23.1	Consent of EKS&H, LLLP Independent Auditors for the Acquired Brands of Ultimark Products, Inc. and Subsidiary as of and for the years ended December 31, 2015 and 2014.
99.1

Audited financial statements of the Acquired Brands of Ultimark Products, Inc. and Subsidiary as of and for the years ended December 31, 2015 and 2014, and the accompanying notes thereto, and unaudited financial statements of the Acquired Brands of Ultimark Products, Inc. and Subsidiary as of June 30, 2016 and for the six months ended June 30, 2016 and 2015, and the accompanying notes thereto.

99.2

Unaudited pro forma condensed combined statements of operations of Scott’s Liquid Gold-Inc. for the year ended December 31, 2015 and for the six months ended June 30, 2016, and the accompanying notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT’S LIQUID GOLD-INC.

Date: September 13, 2016	/s/ Barry J. Levine
By: Barry J. Levine Treasurer, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1	Consent of EKS&H, LLLP Independent Auditors for the Acquired Brands of Ultimark Products, Inc. and Subsidiary as of and for the years ended December 31, 2015 and 2014.
99.1

Audited financial statements of the Acquired Brands of Ultimark Products, Inc. and Subsidiary as of and for the years ended December 31, 2015 and 2014, and the accompanying notes thereto, and unaudited financial statements of the Acquired Brands of Ultimark Products, Inc. and Subsidiary as of June 30, 2016 and for the six months ended June 30, 2016 and 2015, and the accompanying notes.

99.2

Unaudited pro forma condensed combined statements of operations of Scott’s Liquid Gold-Inc. for the year ended December 31, 2015 and for the six months ended June 30, 2016, and the accompanying notes thereto.